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                                                                   EXHIBIT 10.17

                                 AMENDMENT NO. 1
                         TO LOAN AND SECURITY AGREEMENT

                  THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT ("Amendment") is dated as of October 23, 2003 and is by and among FLEET CAPITAL CORPORATION, a Rhode Island corporation, and the other parties identified as Lenders on the signature pages hereto (collectively, "Lenders"), on the one hand, and WABASH NATIONAL CORPORATION, a Delaware corporation, WABASH NATIONAL, L.P., a Delaware limited partnership, WNC CLOUD MERGER SUB, INC., an Arkansas corporation, and FTSI DISTRIBUTION COMPANY, L.P., a Delaware limited partnership (collectively, "Borrowers"), on the other hand. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Loan Agreement referred to herein below.

                             W I T N E S S E T H:

                  WHEREAS, Lenders and Borrowers are parties to a Loan and Security Agreement, dated as of September 23, 2003 (as the same has been and may be amended or modified from time to time, the "Loan Agreement"), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations to or for the account of Borrower;

                  WHEREAS, Borrowers have requested that Lenders amend the Loan Agreement in certain respects; and

                  WHEREAS, the Majority Lenders have agreed to amend the Loan Agreement on the terms and subject to the conditions hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

                  1. Amendments. Subject to the satisfaction of the conditions set forth in Section 4 below, and in reliance upon the representations and warranties of Borrowers set forth herein, the Loan Agreement is hereby amended as follows:

                  (a) The reference to "October 23, 2003" in the final sentence of Section 6.2.4 shall be deleted and replaced with "November 30, 2003."

                  (b)      The parenthetical in the fifth sentence of Section
5.4 shall be deleted and replaced with "(which surveys may be delivered within 30 days after the Closing Date for all such parcels of real Property except for those parcels of real Property located at 2000 Cooper Lane, Jeffersonville, Indiana and R.R. #1, Box 90D, Smithton, Pennsylvania for which surveys may be delivered within 60 days after the Closing Date)."

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                  2.       Scope of Amendment. Subject to the satisfaction of
the conditions set forth in Section 4 below and in reliance upon the representations and warranties of Borrowers set forth therein, this Amendment shall have the effect of amending the Loan Agreement as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

                  3. Conditions to Effectiveness. The effectiveness of this Amendment and the amendments contained herein are subject to the satisfaction of the following conditions precedent or concurrent:

                  (a) Agent shall have received a fully executed copy of this Amendment.

                  (b)      No Default or Event of Default shall be in existence.

                  4. Representations, Warranties and Covenants. To induce Lenders to execute and deliver this Amendment, Borrowers hereby represent and warrant to Lenders that, after giving effect to this Amendment:

                  (a) All representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties remain true and accurate on and as of such earlier date).

                  (b) No Default or Event of Default has occurred which is continuing.

                  (c) This Amendment, and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

                  (d) The execution and delivery by Borrowers of this Amendment does not require the consent or approval of any Person, except such consents and approvals as have been obtained.

                  5. Governing Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                  6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  7. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when

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so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any such counterpart which may be delivered by facsimile transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Amendment.

                           [SIGNATURE PAGES TO FOLLOW]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

                                    LENDERS:

                                    FLEET CAPITAL CORPORATION, as Lender

                                    By:
                                        ----------------------------------------

                                    Title: Sr. Vice President

                                    NATIONAL CITY COMMERCIAL
                                     FINANCE, INC., as Lender

                                    By: /s/
                                        ----------------------------------------
                                    Title: Vice President

                                    GENERAL ELECTRIC
                                     CAPITAL CORPORATION, as Lender

                                    By: /s/
                                        ----------------------------------------
                                    Title: Vice President

                                    WACHOVIA BANK,
                                     NATIONAL ASSOCIATION, as Lender

                                    By: /s/
                                        ----------------------------------------
                                    Title: VP

                                    MERRILL LYNCH CAPITAL, a Division of
                                     Merrill Lynch Business Financial Services,
                                     Inc., as Lender

                                    By: /s/
                                        ----------------------------------------
                                    Title: Vice President
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                                    WASHINGTON MUTUAL BANK, as Lender

                                    By: /s/
                                        ----------------------------------------
                                    Title: Vice President

                                    FIFTH THIRD BANK, as Lender

                                    By: /s/
                                        ----------------------------------------
                                    Title: Vice President

                                    LASALLE BANK NATIONAL ASSOCIATION,
                                    as Lender

                                    By: /s/
                                        ----------------------------------------
                                    Title: FVP

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                                    BORROWERS:

                                    WABASH NATIONAL CORPORATION

                                    By  /s/
                                        ----------------------------------------
                                    Title: V. P. & TREASURER

                                    WABASH NATIONAL, L.P.

                                    By  /s/
                                        ----------------------------------------
                                    Title: Authorized Rep.

                                    WNC CLOUD MERGER SUB, INC.

                                    By  /s/
                                        ----------------------------------------
                                    Title: Authorized Rep.

                                    FTSI DISTRIBUTION COMPANY, L.P.

                                    By  /s/
                                        ----------------------------------------
                                    Title: Authorized Rep.

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                                  REAFFIRMATION

                  Wabash National Trailer Centers, Inc., a Delaware corporation, Wabash Financing LLC, a Delaware limited liability company, National Trailer Funding, L.L.C., a Delaware limited liability company, Apex Trailer Leasing & Rentals, L.P., a Delaware limited partnership, Continental Transit Corporation, an Indiana corporation, WTSI Technology Corp., a Delaware corporation, Wabash Technology Corp., a Delaware corporation, and Wabash National Services, L.P., a Delaware limited partnership, (each "Guarantor" and collectively, "Guarantors") hereby (i) acknowledge receipt of a copy of the foregoing Amendment No. 1 to Loan and Security Agreement (the "Amendment"); (ii) affirm that nothing contained in the Amendment shall modify in any respect whatsoever any Loan Document to which any Guarantor is a party; and (iii) reaffirm that such Loan Documents and all obligations of the Guarantors thereunder shall continue to remain in full force and effect.

                  IN WITNESS WHEREOF, Guarantors have executed this Reaffirmation on and as of the date of the Amendment.

                                    WABASH NATIONAL TRAILER CENTERS,
                                    INC.

                                    By  /s/
                                        ----------------------------------------
                                    Title  Authorized Representative

                                    WABASH FINANCING LLC

                                    By  /s/
                                        ----------------------------------------
                                    Title  Authorized Representative

                                    NATIONAL TRAILER FINANCING, L.L.C

                                    By  /s/
                                        ----------------------------------------
                                    Title  Authorized Representative

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                                    APEX TRAILER LEASING & RENTALS, L.P.

                                    By  /s/
                                        ----------------------------------------
                                    Title  Authorized Representative

                                    CONTINENTAL TRANSIT CORPORATION

                                    By  /s/
                                        ----------------------------------------
                                    Title  Authorized Representative

                                    WTSI TECHNOLOGY CORP.

                                    By  /s/
                                        ----------------------------------------
                                    Title  Authorized Representative

                                    WABASH TECHNOLOGY CORP.

                                    By  /s/
                                        ----------------------------------------
                                    Title  Authorized Representative

                                    WABASH NATIONAL SERVICES, L.P.

                                    By  /s/
                                        ----------------------------------------
                                    Title  Authorized Representative